                                                                   Exhibit 99.2


PXRE              CONSOLIDATED BALANCE SHEETS
GROUP LTD.        (Dollars in thousands, except par value per share)
-------------------------------------------------------------------------------


                                                                                                         JUNE 30,       DECEMBER 31,
                                                                                                           2004             2003
                                                                                                           ----             ----
                                                                                                       (Unaudited)
ASSETS            Investments:
                     Fixed maturities:
                       Available-for-sale (amortized cost $594,109 and $613,833, respectively)        $   584,559      $   617,658
                       Trading (cost $20,370 and $20,370, respectively)                                    20,931           21,451
                     Short-term investments                                                               297,092          175,771
                     Hedge funds (cost $88,433 and $87,691, respectively)                                 124,710          121,466
                     Other invested assets (cost $6,944 and $9,365, respectively)                           7,922           10,173
                                                                                                      -----------      -----------
                        Total investments                                                               1,035,214          946,519
                  Cash                                                                                     21,730           65,808
                  Accrued investment income                                                                 5,458            5,490
                  Premiums receivable, net                                                                 66,999           79,501
                  Other receivables                                                                        46,155           30,695
                  Reinsurance recoverable on paid losses                                                    9,627           15,494
                  Reinsurance recoverable on unpaid losses                                                132,203          146,924
                  Ceded unearned premiums                                                                   6,118           10,454
                  Deferred acquisition costs                                                                2,192            2,495
                  Income tax recoverable                                                                   23,248           14,133
                  Other assets                                                                             47,297           42,134
                                                                                                      -----------      -----------
                        Total assets                                                                  $ 1,396,241      $ 1,359,647
                                                                                                      ===========      ===========

LIABILITIES       Losses and loss expenses                                                            $   428,469      $   450,635
                  Unearned premiums                                                                        19,274           21,566
                  Subordinated debt                                                                       167,072                -
                  Reinsurance balances payable                                                             42,684           53,373
                  Deposit liabilities                                                                      72,765           80,583
                  Other liabilities                                                                        30,773           32,133
                                                                                                      -----------      -----------
                        Total liabilities                                                                 761,037          638,290
                                                                                                      -----------      -----------

                  Minority interest in consolidated subsidiaries:
                      Company-obligated mandatorily redeemable capital trust
                       pass-through securities of subsidiary trusts holding solely a
                       company-guaranteed related subordinated debt                                             -          156,841
                                                                                                      -----------      -----------

SHAREHOLDERS'     Serial convertible preferred shares, $1.00 par value, $10,000 stated
EQUITY                 value -- 10 million shares authorized, 0.02 million shares
                       issued and outstanding                                                             179,147          172,190
                  Common shares, $1.00 par value -- 50 million shares
                       authorized, 14.4 million and 13.3 million shares issued
                       and outstanding, respectively                                                       14,384           13,277
                  Additional paid-in capital                                                              214,703          192,078
                  Accumulated other comprehensive income net of deferred income
                     tax (benefit) expense of $(1,426) and $1,242, respectively                            (7,673)           1,692
                  Retained earnings                                                                       243,297          188,670
                  Restricted shares at cost (0.4 million and 0.3 million shares, respectively)             (8,654)          (3,391)
                                                                                                      -----------      -----------
                        Total shareholders' equity                                                        635,204          564,516
                                                                                                      -----------      -----------
                                 Total liabilities and shareholders' equity                           $ 1,396,241      $ 1,359,647
                                                                                                      ===========      ===========



        The accompanying notes are an integral part of these statements.

PXRE              CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
GROUP LTD.        (Dollars in thousands, except per share amounts)
-------------------------------------------------------------------------------


                                                                         THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                               JUNE 30,                      JUNE 30,
                                                                        2004            2003           2004           2003
                                                                        ----            ----           ----           ----
                                                                             (Unaudited)                   (Unaudited)
REVENUES          Net premiums earned                                 $ 69,565        $ 84,015       $ 138,517      $ 168,788
                  Net investment income                                  4,915           8,557          11,784         14,032
                  Net realized investment (losses) gains                   (38)            110              51            109
                  Fee income                                               262           1,108             861          2,384
                                                                      --------        --------       ---------      ---------
                                                                        74,704          93,790         151,213        185,313
                                                                      --------        --------       ---------      ---------

LOSSES AND        Losses and loss expenses incurred                     18,077          44,654          36,216         77,254
EXPENSES          Commissions and brokerage                             10,214          14,618          19,386         34,645
                  Operating expenses                                     9,868          10,488          22,488         19,664
                  Foreign exchange losses (gains)                           94            (492)            360           (252)
                  Interest expense                                       3,455             245           7,130          2,504
                  Minority interest in consolidated
                  subsidiaries                                              -            2,428               -          4,533
                                                                      --------        --------       ---------      ---------
                                                                        41,708          71,941          85,580        138,348
                                                                      --------        --------       ---------      ---------


                  Income before income taxes
                  and cumulative effect of
                  accounting change                                     32,996          21,849          65,633         46,965
                  Income tax provision                                     660             371           1,313          1,880
                                                                      --------        --------       ---------      ---------
                  Income before cumulative effect
                  of accounting change and convertible
                  preferred share dividends                             32,336          21,478          64,320         45,085
                  Cumulative effect of accounting change,
                  net of $0.2 million tax expense                            -               -          (1,053)             -
                                                                      --------        --------       ---------      ---------

                  Net income before convertible
                  preferred share dividends                           $ 32,336        $ 21,478       $  63,267      $  45,085
                                                                      --------        --------       ---------      ---------
                  Convertible preferred
                  share dividends                                        3,513           3,245           6,956          6,427
                                                                      --------        --------       ---------      ---------
                  Net income available to
                  common shareholders                                 $ 28,823        $ 18,233       $  56,311      $  38,658
                                                                      ========        ========       =========      =========

COMPREHENSIVE     Net income before convertible
INCOME, NET       preferred share dividends                           $ 32,336        $ 21,478       $  63,267      $  45,085
OF TAX            Net unrealized (depreciation)
                  appreciation on investments                          (14,888)          1,635          (9,365)         1,746
                  Net unrealized appreciation
                  on cash flow hedge                                         -               -               -            946
                                                                      --------        --------       ---------      ---------
                  Comprehensive income                                $ 17,448        $ 23,113       $  53,902      $  47,777
                                                                      ========        ========       =========      =========


PER SHARE         Basic:
                       Income before cumulative
                           effect of accounting
                           change and convertible
                           preferred share dividends                  $   2.34        $   1.80       $    4.72      $    3.79
                       Cumulative effect of
                           accounting change                                 -               -           (0.08)             -
                       Convertible preferred
                           share dividends                               (0.25)          (0.27)          (0.51)         (0.54)
                                                                      --------        --------       ---------      ---------
                       Net income available to
                            common shareholders                       $   2.09        $   1.53       $    4.13      $    3.25
                                                                      ========        ========       =========      =========
                       Average shares
                            outstanding (000's)                         13,822          11,921          13,632         11,911
                                                                      ========        ========       =========      =========


                  Diluted:
                       Income before cumulative
                           effect of accounting change                $   1.20        $   0.93       $    2.41      $    1.96
                       Cumulative effect
                           of accounting change                              -               -           (0.04)             -
                                                                      --------        --------       ---------      ---------
                       Net income                                     $   1.20        $   0.93       $    2.37      $    1.96
                                                                      ========        ========       =========      =========
                       Average shares outstanding (000's)               27,021          23,183          26,664         22,959
                                                                      ========        ========       =========      =========


        The accompanying notes are an integral part of these statements.

PXRE               CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
GROUP LTD.         (Dollars in thousands)
-------------------------------------------------------------------------------


                                                                           THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                                JUNE 30,                        JUNE 30,
                                                                        2004             2003           2004             2003
                                                                        ----             ----           ----             ----
                                                                             (Unaudited)                      (Unaudited)
CONVERTIBLE        Balance at beginning of period                     $ 175,634        $ 162,259      $ 172,190        $ 159,077
PREFERRED SHARES   Dividends to convertible
                       preferred shareholders                             3,513            3,245          6,957            6,427
                                                                      ---------        ---------      ---------        ---------
                       Balance at end of period                       $ 179,147        $ 165,504      $ 179,147        $ 165,504
                                                                      =========        =========      =========        =========

COMMON SHARES      Balance at beginning of period                     $  14,101        $  12,177      $  13,277        $  12,030
                   Issuance of shares, net                                  283               (8)         1,107              139
                                                                      ---------        ---------      ---------        ---------
                       Balance at end of period                       $  14,384        $  12,169      $  14,384        $  12,169
                                                                      =========        =========      =========        =========

ADDITIONAL         Balance at beginning of period                     $ 209,717        $ 172,271      $ 192,078        $ 168,866
PAID-IN CAPITAL    Issuance of shares                                     4,334             (201)        21,217            3,140
                   Other                                                    652               26          1,408               90
                                                                      ---------        ---------      ---------        ---------
                       Balance at end of period                       $ 214,703        $ 172,096      $ 214,703        $ 172,096
                                                                      =========        =========      =========        =========

ACCUMULATED        Balance at beginning of period                     $   7,215        $   8,198      $   1,692        $   7,142
OTHER              Change in unrealized gains                           (14,888)           1,636         (9,365)           1,746
COMPREHENSIVE      Change in cash flow hedge                                  -                -              -              946
INCOME                                                                ---------        ---------      ---------        ---------
                       Balance at end of period                       $  (7,673)       $   9,834      $  (7,673)       $   9,834
                                                                      =========        =========      =========        =========

RETAINED           Balance at beginning of period                     $ 215,322        $ 127,755      $ 188,670        $ 108,062
EARNINGS           Net income before convertible
                     preferred share dividends                           32,336           21,478         63,267           45,085
                   Dividends to convertible
                     preferred shareholders                              (3,513)          (3,245)        (6,957)          (6,427)
                   Dividends to common shareholders                        (848)            (732)        (1,683)          (1,464)
                                                                      ---------        ---------      ---------        ---------
                       Balance at end of period                       $ 243,297        $ 145,256      $ 243,297        $ 145,256
                                                                      =========        =========      =========        =========

RESTRICTED SHARES  Balance at beginning of period                     $  (9,007)       $  (4,782)     $  (3,391)       $  (1,713)
                   Issuance of restricted shares                           (370)            (764)        (7,336)          (4,609)
                   Amortization of restricted shares                        723            1,218          2,073            1,994
                                                                      ---------        ---------      ---------        ---------
                       Balance at end of period                       $  (8,654)       $  (4,328)     $  (8,654)       $  (4,328)
                                                                      =========        =========      =========        =========

TOTAL              Balance at beginning of period                     $ 612,982        $ 477,878      $ 564,516        $ 453,464
SHAREHOLDERS'      Issuance of shares                                     4,618             (209)        22,325            3,279
EQUITY             Restricted shares, net                                   352              454         (5,264)          (2,615)
                   Unrealized (depreciation) appreciation
                      on investments, net of deferred
                      income tax                                        (14,888)           1,636         (9,365)           1,746
                   Unrealized appreciation on cash
                      flow hedge, net of deferred
                      income tax                                              -                -              -              946
                   Net income before convertible
                       preferred share dividends                         32,336           21,478         63,267           45,085
                   Dividends to common shareholders                        (848)            (732)        (1,683)          (1,464)
                   Other                                                    652               26          1,408               90
                                                                      ---------        ---------      ---------        ---------
                       Balance at end of period                       $ 635,204        $ 500,531      $ 635,204        $ 500,531
                                                                      =========        =========      =========        =========



        The accompanying notes are an integral part of these statements.

PXRE              CONSOLIDATED STATEMENTS OF CASH FLOWS
GROUP LTD.        (Dollars in thousands)
------------------------------------------------------------------------------

                                                                                  THREE MONTHS ENDED          SIX MONTHS ENDED
                                                                                        JUNE 30,                  JUNE 30,
                                                                                  2004          2003          2004         2003
                                                                                  ----          ----          ----         ----
                                                                                                   (Unaudited)
CASH FLOW         Premiums collected, net of reinsurance                        $  50,659     $  54,529     $ 142,375    $ 151,194
FROM OPERATING    Loss and loss adjustment expenses paid,
ACTIVITIES          net of reinsurance                                            (17,288)      (24,099)      (37,793)     (33,719)
                  Commission and brokerage paid, net of fee income                 (8,958)       (5,665)      (17,571)     (18,141)
                  Operating expenses paid                                          (8,597)       (4,579)      (21,693)     (15,240)
                  Net investment income received                                    6,373         1,808         9,281        5,184
                  Interest paid                                                    (1,572)          (46)       (7,368)      (4,794)
                  Income taxes paid                                                (4,709)       (8,100)       (5,961)     (11,623)
                  Trading portfolio purchased                                           -             -             -       (5,688)
                  Trading portfolio disposed                                            -         8,496             -        8,496
                  Deposit (paid) received                                          (3,043)        3,281        (7,818)      34,218
                  Other                                                            (3,381)        5,866       (14,698)      (2,477)
                                                                                ---------     ---------     ---------    ---------
                        Net cash provided by operating activities                   9,484        31,491        38,754      107,410
                                                                                ---------     ---------     ---------    ---------

CASH FLOW         Fixed maturities available for sale purchased                   (42,108)     (150,645)     (217,057)    (154,459)
FROM INVESTING    Fixed maturities available for sale disposed or matured         136,250        29,414       238,720       64,576
ACTIVITIES        Hedge funds purchased                                            (5,000)       (3,000)       (5,000)      (7,000)
                  Hedge funds disposed                                              1,005         9,005         6,033       16,841
                  Other invested assets purchased                                       -           (16)            -         (121)
                  Other invested assets disposed                                    1,767           660         2,658        1,038
                  Net change in short-term investments                           (100,729)       74,027      (121,321)     (10,448)
                  Payable for securities                                                -        37,138           (18)      37,371
                                                                                ---------     ---------     ---------    ---------
                        Net cash used by investing activities                      (8,815)       (3,417)      (95,985)     (52,202)
                                                                                ---------     ---------     ---------    ---------

CASH FLOW         Proceeds from issuance of common shares                           4,360           256        15,742          542
FROM FINANCING    Cash dividends paid to common shareholders                         (848)         (732)       (1,683)      (1,464)
ACTIVITIES        Proceeds from issuance of minority interest in
                    consolidated subsidiaries                                           -        32,500             -       32,500
                  Repayment of debt                                                     -       (10,000)            -      (30,000)
                  Cost of shares repurchased                                         (263)       (1,230)         (906)      (1,872)
                                                                                ---------     ---------     ---------    ---------
                         Net cash provided by financing activities                  3,249        20,794        13,153         (294)
                                                                                ---------     ---------     ---------    ---------

                  Net change in cash                                                3,918        48,868       (44,078)      54,914
                  Cash, beginning of period                                        17,812        52,676        65,808       46,630
                                                                                ---------     ---------     ---------    ---------
                  Cash, end of period                                           $  21,730     $ 101,544     $  21,730    $ 101,544
                                                                                =========     =========     =========    =========


        The accompanying notes are an integral part of these statements.


                  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY
                  OPERATING ACTIVITIES:
                  Net income before convertible preferred share dividends       $  32,336     $  21,478     $  63,267    $  45,085
                  Adjustments to reconcile net income to net cash
                    provided by operating activities:
                      Losses and loss expenses                                     (8,211)        5,386       (22,166)      (4,831)
                      Unearned premiums                                           (18,528)      (25,971)        2,044      (17,399)
                      Deferred acquisition costs                                      337         6,221           303       13,294
                      Receivables                                                 (10,642)       11,206        (2,957)       9,561
                      Reinsurance balances payable                                 (5,789)      (10,093)      (10,689)     (14,588)
                      Reinsurance recoverable                                       8,998        14,916        20,588       48,367
                      Income taxes                                                 (4,037)       (7,727)       (4,647)      (9,742)
                      Equity in earnings of limited partnerships                   (1,261)       (5,472)       (4,685)      (7,849)
                      Trading portfolio purchased                                       -             -             -       (5,688)
                      Trading portfolio disposed                                        -         8,496             -        8,496
                      Deposit liability                                            (3,043)        3,281        (7,818)      34,218
                      Other                                                        19,324         9,770         5,514        8,486
                                                                                ---------     ---------     ---------    ---------
                        Net cash provided by operating activities               $   9,484     $  31,491     $  38,754    $ 107,410
                                                                                =========     =========     =========    =========